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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



To Kaydon Corporation:


         As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement Numbers 2-89399, 2-92778, 33-48762, 33-61646 and 33-61648.



/s/ Arthur Andersen LLP
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ARTHUR ANDERSEN LLP

Grand Rapids, Michigan

March 28, 1995

                                                                          E-412